UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 15, 2007

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30419	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

ON Semiconductor Corporation 5005 E. McDowell Road Phoenix, Arizona	85008
(Address of principal executive offices)	(Zip Code)

602-244-6600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 15, 2007, the Board of Directors (“Board”) of ON Semiconductor Corporation (“Company”) approved and adopted amendments to the Company’s Amended and Restated Bylaws (“New Amended and Restated Bylaws”) that (i) permit the issuance and transfer of uncertificated shares of its stock, (ii) enable the Company to deliver and receive proxy materials and communicate with its stockholders (for notice and other purposes) via electronic means, including e-mail, and (iii) make certain other changes as reflected in the New Amended and Restated Bylaws. The New Amended and Restated Bylaws were effective on November 15, 2007.

The Board approved the amendments related to permitting uncertificated shares in response to NASDAQ Marketplace Rule 4350(l), which requires that all companies listed on NASDAQ (including the Company) be eligible by January 1, 2008 to participate in a Direct Registration Program operated by a clearing agency registered under Section 17A of the Securities Exchange Act of 1934, as amended. A Direct Registration Program permits investors to have securities registered in their name without having a physical stock certificate issued. Although the Company’s prior Amended and Restated Bylaws did not prohibit the issuance of uncertificated shares of the Company’s stock, the Board decided to approve and adopt the amendments described herein to expressly permit the issuance of uncertificated shares.

The Board also approved amendments related to the electronic delivery of proxy materials and electronic communications with stockholders in response to the Securities and Exchange Commission’s (“SEC”) e-proxy initiative, which, among other things, enabled registrants to deliver their proxy statements via the internet as of July 1, 2007. Although the Company’s prior Amended and Restated Bylaws did not prohibit the electronic delivery of proxy materials or electronic communications with its stockholders, the Board decided to approve certain amendments described herein to more expressly permit the Company to participate in the SEC’s e-proxy initiatives.

The Board also approved certain other changes as set forth in the New Amended and Restated Bylaws.

The above description is only a summary and is qualified in its entirety by reference to the full text of the prior Amended and Restated Bylaws, a copy of which was filed with the SEC on March 10, 2004 as Exhibit 3.2 to the Company’s Form 10-K and incorporated herein by reference, and the New Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of ON Semiconductor Corporation (as of November 15, 2007)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ON SEMICONDUCTOR CORPORATION
(Registrant)

Date: November 19, 2007	By:	/s/ GEORGE H. CAVE
George H. Cave Senior Vice President, General Counsel, Chief Compliance & Ethics Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws of ON Semiconductor Corporation (as of November 15, 2007)

4